Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-35024

PROSPECTUS SUPPLEMENT DATED JANUARY 22, 2002

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        4,794,065 Shares of Common Stock
                              ____________________

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                Shares to be
                                                               Offered for the
                   Selling Stockholders                      Selling Stockholder
-------------------------------------------------------     --------------------

Joel Dedrick                                                        16,987

Mary Beth Ancona                                                    17,012